SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

TRI-CONTINENTAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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734 Ameriprise Financial Center, Minneapolis, Minnesota 55474

New York City Telephone (212) 850-1864

Toll-Free Telephone (800) 221-2450

Notice of Annual Meeting of Stockholders

to be held on June 9, 2009

To the Stockholders:

The 79th Annual Meeting of Stockholders (the “Meeting”) of Tri-Continental Corporation, a Maryland corporation (the “Corporation”), will be held at the offices of Venable LLP, 750 East Pratt Street, 4th Floor, Baltimore, Maryland 21202, on June 9, 2009, at 9:00 A.M., local time, for the following purposes:

(1)	To elect four Directors, each to hold office until the 2012 Annual Meeting of Stockholders and until their successors are elected and qualify;

(2)	To consider a proposal to ratify the selection of Ernst & Young LLP as the Corporation’s independent registered public accounting firm; and

(3)	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof, including acting upon one shareholder proposal presented under the heading “Other Matters” in the Proxy Statement accompanying this Notice, if the proposal is brought before the Meeting;

all as more fully set forth in the Proxy Statement accompanying this Notice. You will need proof of record ownership of the Corporation’s stock to enter the Meeting or, if your shares are held in street name, a proxy from the record holder.

The close of business on April 6, 2009 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

Your vote is very important. Whether or not you plan to attend the Meeting, and regardless of the number of shares you own, we urge you to vote by promptly signing, dating and returning the enclosed Proxy Card, or by authorizing your proxy by telephone or the Internet as described in the enclosed Proxy Card. In addition, you may be able to authorize your proxy by telephone through the Corporation’s proxy solicitor.

If you have any questions or need additional information, please contact Georgeson Inc., the Corporation’s proxy solicitors, at 199 Water Street, New York, New York 10038, or by telephone at 1-888-219-8293.

By order of the Board of Directors,

Scott R. Plummer

Secretary

Dated: Minneapolis, MN, April 8, 2009

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN.

You may authorize your proxy by telephone, the Internet, or by completing, dating and signing the enclosed Proxy Card, and returning it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense of further solicitation, we ask your cooperation in authorizing your proxy promptly by telephone, the Internet, or by mailing the enclosed Proxy Card promptly.

April 8, 2009

734 Ameriprise Financial Center, Minneapolis, Minnesota 55474

PROXY STATEMENT

Annual Meeting of Stockholders to be held on June 9, 2009

This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Tri-Continental Corporation, a Maryland corporation (“Tri-Continental” or the “Corporation”), to be used at the 79th Annual Meeting of Stockholders (the “Meeting”) to be held at the offices of Venable LLP, 750 East Pratt Street, 4th Floor, Baltimore, Maryland 21202, on June 9, 2009, at 9:00 A.M., local time. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about April 8, 2009.

If you properly authorize your proxy by the Internet or telephonically or by executing and returning the enclosed Proxy Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting, and any postponement or adjournment thereof. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed Proxy Card without instructions, your votes will be cast (i) FOR the election of the four Directors named in Proposal 1, (ii) FOR the ratification of the selection of an independent registered public accounting firm for the Corporation (Proposal 2) and (iii) AGAINST the stockholder proposal (Proposal 3). Your votes will be cast in the discretion of the Proxy holders on any other matter that may properly have come before the Meeting and any postponement or adjournment thereof, including, but not limited to, proposing and/or voting on the adjournment or postponement of the Meeting with respect to one or more Board proposals in the event that sufficient votes in favor of any Board proposal are not received. If you execute, date and submit a proxy card, you may revoke that proxy or change it by written notice to the Corporation (Attention: Secretary), by submitting a subsequently executed and dated proxy card, by authorizing your proxy by telephone or Internet on a later date or by attending the Meeting and casting your vote in person. If you authorize your proxy by telephone or through the Internet, you may revoke it by authorizing a subsequent proxy by telephone or Internet, by completing, signing and returning a proxy card dated as of a date that is later than your last telephone or Internet proxy authorization or by attending the Meeting and casting your vote in person. Attending the Meeting will not automatically revoke your prior proxy.

The close of business on April 6, 2009 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. On that date, the Corporation had outstanding 752,740 shares of $2.50 cumulative preferred stock (the “Preferred Stock”), each share being entitled to two votes, and 69,947,185 shares of common stock, par value $0.50 (the “Common Stock”), each share being entitled to one vote. For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast. Abstentions and broker non-votes, if any, will be considered present for the purpose of determining the presence of a quorum. For purposes of the vote on the election of each nominee for Director, abstentions and broker non-votes, if any, with respect to a Director will have the same effect as a vote against that Director. For purposes of the vote on ratification of the selection of an independent registered public accounting firm (Proposal 2) and the vote on the stockholder proposal (Proposal 3), abstentions and broker non-votes, if any, will have no effect on the result of the votes.

The presence in person or by proxy of Stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall constitute a quorum. In the event that a quorum is not present at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of any Board proposal (including the election of each of the Board’s nominees for Director) are not received and tabulated prior to the time the Meeting is called to order, the chairman of the Meeting may adjourn the Meeting with no notice other than an announcement at the Meeting and further solicitation may be made with respect to such Board proposal. If a vote to adjourn the Meeting with respect to one or more of the Board’s proposals is called, the votes of Stockholders indicating a vote for, or silence with respect to, a Board proposal in their Proxies will be cast for adjournment or postponement with respect to that proposal and votes of Stockholders indicating a vote against such a Board proposal will be cast against adjournment or postponement with respect to that proposal.

RiverSource Investments, LLC (“RiverSource Investments” or the “Manager”), a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), is the investment manager of the Corporation. On November 7, 2008, RiverSource Investments completed its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”). In addition, at a special meeting of Stockholders held on October 7, 2008, Stockholders approved, contingent at that time on the closing of the Acquisition, a new investment management services agreement (the “Management Agreement”) between the Corporation and RiverSource Investments. With the closing of the Acquisition and the approval of the Management Agreement by the Corporation’s Stockholders, RiverSource Investments became the new investment manager of the Corporation with effect from November 7, 2008. Ameriprise Financial provides or compensates others to provide administrative services to the Corporation and the other funds in the RiverSource Family of Funds. RiverSource

Investments and Ameriprise Financial are located at 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474.

The Board of Directors of the Corporation has approved RiverSource Service Corporation (“RSC”) as the Corporation’s new stockholder service agent, and the termination of the Corporation’s relationship with Seligman Data Corp. (“SDC”), the stockholder service agent for the Corporation, effective on or about May 9, 2009. RSC is an affiliate of RiverSource Investments. The address of SDC is 100 Park Avenue, New York, New York 10017. The principal address of RSC is 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474. The Corporation will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report to any Stockholder upon request by calling 1-800-221-2450.

If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, the Corporation will deliver promptly upon written or oral request to SDC or RSC at 600 Sable Oaks Drive, South Portland, Maine 04106 or the telephone number provided in the preceding paragraph, a separate copy of the Proxy Statement for a separate account. If you are currently receiving multiple copies of the Proxy Statement and wish, in the future, to receive only one copy for all accounts maintained by members of your household, please contact the Corporation at 1-800-221-2450. If you maintain your Corporation account through a financial intermediary and wish to make a change to the number of Proxy Statements received by you and members of your household, you must contact that financial intermediary.

A. Election of Directors

(Proposal 1)

On November 7, 2008, RiverSource Investments announced the closing of its Acquisition of Seligman. With the Acquisition completed and Stockholders having previously elected (at a special meeting held on October 7, 2008) ten new directors (collectively, the “New Board Members”), the New Board Members took office on November 7, 2008. The New Board Members are Kathleen A. Blatz, Arne H. Carlson, Pamela G. Carlton, Patricia M. Flynn, Anne P. Jones, Jeffrey Laikind, Stephen R. Lewis, Jr. (Chairman), Catherine James Paglia, Alison Taunton-Rigby and William F. Truscott. The New Board Members also became directors/trustees of other funds in the Seligman Group of Funds in November 2008 and have served as directors/trustees of the RiverSource Family of Funds. Leroy C. Richie and John F. Maher, who were members of the Corporation’s Board prior to November 7, 2008, have continued to serve on the Board after the Acquisition, resulting in an overall increase from ten directors to twelve directors of the Corporation. Messrs. Maher and Richie also serve on the boards of the other funds in the RiverSource Family of Funds (which now includes the Corporation and the Seligman Group of Funds). Under the current Board policy, members may serve until the end of the Board meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday. The Board is divided into three classes, each of which consists of four Directors. Members of each class typically hold office for a term of three years and until their successors are elected and qualify. The term of one class expires in each year.

At the Meeting, the four Directors to be elected are as follows. Mses. Kathleen A. Blatz, Pamela G. Carlton and Alison Taunton-Rigby and Mr. William F. Truscott, whose current terms will expire at the 2009 Annual Meeting and when their successors are elected and qualify, have been unanimously recommended by the Board Governance Committee of the Board of Directors of the Corporation for election to the class whose term will expire in 2012 and when their successors are elected and qualify. Mses. Blatz, Carlton and Taunton-Rigby and Mr. Truscott have been nominated by the Board for election by the holders of the Common Stock and Preferred Stock, voting together as a single class.

It is the intention of the persons named in the accompanying form of Proxy to nominate and to cast your votes for the election of each of Mses. Blatz, Carlton and Taunton-Rigby and Mr. Truscott. Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Corporation, but if that should occur before the Meeting, votes will be cast for the persons the Board Governance Committee and the Board of Directors recommend.

Background information regarding Mses. Blatz, Carlton and Taunton-Rigby and Mr. Truscott, as well as the other Directors of the Corporation, follows. Each member oversees 162 portfolios in the RiverSource Family of Funds managed by RiverSource Investments, including the Corporation.

Name, Address, Age	Term of Office if Elected and Length of Time Served for Corporation	Principal Occupation(s) During Past 5 Years	Other Directorships	Committee Memberships
Independent Director Nominees
Kathleen A. Blatz 901 Marquette Ave. South Minneapolis, MN 55402 Age 54	2009-2012; Board member since November 7, 2008	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	Other funds in the RiverSource Family of Funds	Board Governance, Compliance, Investment Review, Audit

Pamela G. Carlton 901 Marquette Ave. South Minneapolis, MN 55402 Age 54	2009-2012; Board member since November 7, 2008	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	Other funds in the RiverSource Family of Funds	Distribution, Investment Review, Audit

Alison Taunton-Rigby 901 Marquette Ave. South Minneapolis, MN 55402 Age 64	2009-2012; Board member since November 7, 2008	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Forester Biotech	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs); other funds in the RiverSource Family of Funds	Contracts, Distribution, Executive, Investment Review

Name, Address, Age	Term of Office if Elected and Length of Time Served for Corporation	Principal Occupation(s) During Past 5 Years	Other Directorships	Committee Memberships
Interested Director Nominee*
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 48	2009-2012; Board member and Vice President since November 7, 2008	President – U.S. Asset Management and Chief Investment Officer, Ameriprise Financial, Inc. since 2005; President, Chairman of the Board and Chief Investment Officer, RiverSource Investments, LLC since 2001; Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006 and of RiverSource Fund Distributors, Inc. since 2008; and Senior Vice President – Chief Investment Officer, Ameriprise Financial, Inc., 2001-2005	Other funds in the RiverSource Family of Funds	None

*	Interested person by reason of being an officer, director, security holder and employee of RiverSource Investments or Ameriprise Financial.

Other Directors

The other Directors of the Corporation who are not standing for election in 2009 are:

Name, Address, Age	Term of Office and Length of Time Served for Corporation	Principal Occupation(s) During Past 5 Years	Other Directorships	Committee Memberships
Independent Directors
Arne H. Carlson 901 Marquette Ave. South Minneapolis, MN 55402 Age 74	2008-2010; Board member since November 7, 2008	Chair, RiverSource Family of Funds, 1999-2006; former Governor of Minnesota	Other funds in the RiverSource Family of Funds	Board Governance, Compliance, Contracts, Executive, Investment Review

Patricia M. Flynn 901 Marquette Ave. South Minneapolis, MN 55402 Age 58	2008-2011; Board member since November 7, 2008	Trustee Professor of Economics and Management, Bentley University; Former Dean, McCallum Graduate School of Business, Bentley University	Other funds in the RiverSource Family of Funds	Board Governance, Contracts, Investment Review

Anne P. Jones 901 Marquette Ave. South Minneapolis, MN 55402 Age 74	2008-2010; Board member since November 7, 2008	Attorney and Consultant	Other funds in the RiverSource Family of Funds	Board Governance, Compliance, Executive, Investment Review, Audit

Jeffrey Laikind, CFA 901 Marquette Ave. South Minneapolis, MN 55402 Age 73	2008-2011; Board member since November 7, 2008	Former Managing Director, Shikiar Asset Management	American Progressive Insurance; other funds in the RiverSource Family of Funds	Distribution, Executive, Investment Review, Audit

Stephen R. Lewis, Jr. 901 Marquette Ave. South Minneapolis, MN 55402 Age 70	2008-2011; Board member and Chair of Board since November 7, 2008	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems); other funds in the RiverSource Family of Funds	Board Governance, Compliance, Contracts, Executive, Investment Review

Name, Address, Age	Term of Office and Length of Time Served for Corporation	Principal Occupation(s) During Past 5 Years	Other Directorships	Committee Memberships
John F. Maher 901 Marquette Ave. South Minneapolis, MN 55402 Age 64	2007-2010; Board member since 2006	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	Other funds in the RiverSource Family of Funds	Distribution, Investment Review, Audit

Catherine James Paglia 901 Marquette Ave. South Minneapolis, MN 55402 Age 56	2008-2011; Board member since November 7, 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	Other funds in the RiverSource Family of Funds	Board Governance, Compliance, Contracts, Executive, Investment Review

Leroy C. Richie 901 Marquette Ave. South Minneapolis, MN 55402 Age 66	2007-2010; Board member since 2000	Counsel, Lewis & Munday, P.C. (law firm) since 1987; and Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); and, OGE Energy Corp. (energy and energy services); other funds in the RiverSource Family of Funds	Contracts, Distribution, Investment Review

Beneficial Ownership of Shares of the Corporation and RiverSource Family of Funds

As of March 31, 2009, each Director (and Nominee) beneficially owned shares of the Corporation and the other investment companies in the RiverSource Family of Funds as follows:

Name of Director/Nominee	Dollar Range of Common Shares Owned by Director or Nominee of the Corporation	Aggregate Dollar Range of Shares Owned by Director or Nominee of All Funds Overseen or to be Overseen by Director or Nominee of RiverSource Family of Funds

Independent Directors/Nominees
Kathleen A. Blatz	$1-$10,000	Over $100,000
Arne H. Carlson	$1-$10,000	Over $100,000
Pamela G. Carlton	$1-$10,000	$50,001-$100,000
Patricia M. Flynn	$10,001-$50,000	Over $100,000
Anne P. Jones	$1-$10,000	Over $100,000
Jeffrey Laikind	$1-$10,000	Over $100,000
Stephen R. Lewis, Jr.	$1-$10,000	Over $100,000
John F. Maher	$10,001-$50,000	Over $100,000
Catherine James Paglia	$1-$10,000	Over $100,000
Leroy C. Richie	$50,001-$100,000	Over $100,000
Alison Taunton-Rigby	$1-$10,000	Over $100,000

Interested Director Nominee
William F. Truscott	$1-$10,000	Over $100,000

As of March 31, 2009, all Directors and officers of the Corporation as a group owned beneficially less than 1% of the Corporation’s Common Stock and less than 1% of the Corporation’s Preferred Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

During the year ended December 31, 2008, one transaction in the Corporation’s Common Stock by William C. Morris (former Chairman of the Corporation’s Board of Directors and Chairman of Seligman, the Corporation’s predecessor investment manager) and one transaction in the Corporation’s Common Stock by John H. Clark (former Director of Seligman) were reported late. The necessary filings for each of these persons were subsequently made.

Board Committees

The Board initially approved the Management Agreement and other contracts with the Manager and its affiliates, and other service providers. The Management Agreement was also approved by Stockholders at a special meeting held on October 7, 2008. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and stockholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, stockholder services, marketing, and the Manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts.

The Board of Directors met 20 times during the year ended December 31, 2008, which includes 18 meetings by the Board as constituted prior to the Acquisition of Seligman and 2 meetings by the Board as currently constituted. As of November 7, 2008, the Board has organized the following standing committees to facilitate its work (accordingly, no committee meetings have been held prior to such date): Board Governance Committee, Compliance Committee, Contracts Committee, Distribution Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Directors who are not “interested persons” of the Corporation as that term is defined in the 1940 Act (i.e., they are independent directors). The table above describing each Director also includes their respective committee memberships. The duties of these committees are described below.

Mr. Lewis, as Chairman of the Board, acts as a point of contact between the independent Directors and the Manager between Board meetings in respect of general matters.

Board Governance Committee. Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Chairman of the Board in relation to furthering the interests of the Corporation and other funds in the RiverSource Family of Funds and their shareholders on external matters. The members of this committee are not “interested persons” as that term is defined in the 1940 Act. The committee, which operates pursuant to a written charter, also reviews candidates for Board membership, including candidates recommended by stockholders. This committee met 11 times during the year ended December 31, 2008, which includes, prior to the Acquisition of Seligman, 7 meetings by the

Corporation’s then-existing Board Operations Committee and 3 meetings by the Corporation’s then-existing Director Nominating Committee, each of which performed functions similar to the Board Governance Committee, which met 1 time during the period after the Acquisition of Seligman.

To be considered as a candidate for director, recommendations must include a curriculum vitae and be mailed to the Chairman of the Board, RiverSource Family of Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of Stockholders. The committee will consider only one candidate submitted by such a Stockholder or group for nomination for election at an annual meeting of Stockholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews. Stockholders who wish to submit a candidate for nomination directly to the Corporation’s stockholders must follow the procedures described in the Corporation’s Bylaws, as posted to the website www.tricontinental.com.

The committee will consider and evaluate candidates submitted by the nominating stockholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Corporation; (vii) the candidate’s ability to qualify as an independent director; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Compliance Committee. This committee supports the Corporation’s maintenance of a strong compliance program by providing a forum for independent Board members to consider compliance matters impacting the Corporation or its key service providers; developing and implementing, in coordination with the Corporation’s Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Corporation’s CCO to meet with independent Board members on a regular basis to discuss compliance matters. This committee met 8 times during the year ended December 31, 2008, which includes, prior to the Acquisition of Seligman, 7 meetings by the Corporation’s then existing Board of Directors, which performed functions similar to the Compliance Committee, which met 1 time during the period after the Acquisition of Seligman.

Contracts Committee. This committee reviews and oversees the contractual relationships with service providers and receives and analyzes reports covering the level and quality of services provided under contracts with the Corporation. It also advises the Board regarding actions taken on these contracts during the annual review process. This committee met 8 times during the year ended December 31, 2008, which includes, prior to the Acquisition of Seligman, 7 meetings by the Corporation’s then existing Board Operations Committee, which performed functions similar to the Contracts Committee, which met 1 time during the period after the Acquisition of Seligman.

Distribution Committee. This committee reviews and supports product development, marketing, sales activity and practices related to the Corporation, and reports to the Board as appropriate. This committee met 8 times during the year ended December 31, 2008, which includes, prior to the Acquisition of Seligman, 7 meetings by the Corporation’s then existing Board of Directors, which performed functions similar to the Distribution Committee, which met 1 time during the period after the Acquisition of Seligman.

Executive Committee. This committee acts for the Board between meetings of the Board. This committee did not meet during the year ended December 31, 2008.

Investment Review Committee. This committee reviews and oversees the management of the Corporation’s assets and considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board. This committee met 8 times during the year ended December 31, 2008, which includes, prior to the Acquisition of Seligman, 7 meetings by the Corporation’s then existing Board of Directors, which performed functions similar to the Investment Review Committee, which met 1 time during the period after the Acquisition of Seligman.

Audit Committee. This committee oversees the accounting and financial reporting processes of the Corporation and internal controls over financial reporting and oversees the quality and integrity of the Corporation’s financial statements and independent audits as well as the Corporation’s compliance with legal and regulatory requirements relating to the Corporation’s accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Corporation’s independent registered public accounting firm and reviews and evaluates the qualifications, independence and performance of such firm. This committee operates pursuant to a written charter, a copy of which is available at the Corporation’s website, www.tricontinental.com. The members of this committee are “independent” as required by applicable listing standards of the New York Stock Exchange. The report of the Audit Committee, as approved by the Board on February 18, 2009, is attached to this Proxy Statement as Appendix 1. This committee met 5 times during the year ended December 31, 2008, which includes 4 meetings by the audit committee as constituted prior to the Acquisition of Seligman and 1 meeting by the Audit Committee as currently constituted.

Procedures for Communications to the Board of Directors

The Board of Directors has adopted a process for Stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director, a Stockholder must send written communications to Board Services Corporation, 901 Marquette Avenue South, Minneapolis, Minnesota 55402, addressed to the Board of Directors of Tri-Continental Corporation or the individual Director. All Stockholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director. Consistent with the Corporation’s policy, each member of the Board of Directors will be encouraged to attend this year’s Annual Meeting of Stockholders. Only two of the twelve current Directors were Directors at the time of the Corporation’s 2008 Annual Meeting of Stockholders, and those two Directors did not attend that Annual Meeting.

Executive Officers of the Corporation

Information with respect to Executive Officers, other than Mr. Truscott who is a Vice President, is as follows:

Name, Address, Age	Office, Term of Office and Length of Time Served*	Principal Occupation During Past Five Years
Patrick T. Bannigan 172 Ameriprise Financial Center, Minneapolis, MN 55474 Age 43	President since November 7, 2008	Director and Senior Vice President – Asset Management, Products and Marketing, RiverSource Investments, LLC and; Director and Vice President – Asset Management, Products and Marketing, RiverSource Distributors, Inc. since 2006 and of RiverSource Fund Distributors, Inc. since 2008; Managing Director and Global Head of Product, Morgan Stanley Investment Management, 2004-2006; President, Touchstone Investments, 2002-2004

Michelle M. Keeley 172 Ameriprise Financial Center, Minneapolis, MN 55474 Age 44	Vice President since November 7, 2008	Executive Vice President – Equity and Fixed Income, Ameriprise Financial, Inc. and RiverSource Investments, LLC since 2006; Vice President – Investments, Ameriprise Certificate Company since 2003; Senior Vice President – Fixed Income, Ameriprise Financial, Inc., 2002-2006 and RiverSource Investments, LLC, 2004-2006

Amy K. Johnson 172 Ameriprise Financial Center, Minneapolis, MN 55474 Age 43	Vice President since November 7, 2008	Vice President – Asset Management and Trust Company Services, RiverSource Investments, LLC since 2006; Vice President – Operations and Compliance, RiverSource Investments, LLC, 2004-2006; Director of Product Development – Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Name, Address, Age	Office, Term of Office and Length of Time Served*	Principal Occupation During Past Five Years
Scott R. Plummer 172 Ameriprise Financial Center, Minneapolis, MN 55474 Age 49	Vice President, General Counsel and Secretary since November 7, 2008	Vice President and Chief Counsel – Asset Management, Ameriprise Financial, Inc. since 2005; Chief Counsel, RiverSource Distributors, Inc. and Chief Legal Officer and Assistant Secretary, RiverSource Investments, LLC since 2006; Chief Counsel, RiverSource Fund Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., 2004-2005; Senior Vice President and Chief Compliance Officer, USBancorp Asset Management, 2002-2004

Lawrence P. Vogel 100 Park Avenue, New York, NY 10017 Age 52	Treasurer since 2000	Vice President, Managed Assets, Investment Accounting of Ameriprise Financial since 2009; Treasurer, Seligman Data Corp. since 2000. Senior Vice President, Investment Companies, J. & W. Seligman & Co. Incorporated, 1992-2008; former Vice President of the Seligman funds

Eleanor T.M. Hoagland 100 Park Avenue, New York, NY 10017 Age 57	Chief Compliance Officer since 2004; Money Laundering Prevention Officer and Identity Theft Prevention Officer since 2008	Chief Compliance Officer, RiverSource Investments, LLC and Kenwood Capital Management LLC since 2009; Chief Compliance Officer for each of the Seligman funds since 2004 and all funds in the RiverSource Family of Funds, Ameriprise Certificate Company, SDC and RSC since 2009; Money Laundering Prevention Officer and Identity Theft Prevention Officer for each of the Seligman funds since 2008; and Managing Director, J. & W. Seligman & Co. Incorporated, and Vice-President for each of the Seligman funds, 2004-2008

*	All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation.

Remuneration of Directors and Officers

The independent Board members determine the amount of compensation that they receive, including the amount paid to the Chairman of the Board. In determining compensation for the independent Board members, the independent Board members take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The independent Board members also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as independent Board members, and that they undertake significant legal responsibilities. The independent Board members also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chairman, the independent Board members take into account, among other things, the Chairman’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Corporation’s CCO, counsel to the independent Board members, and the Corporation’s service providers) which result in a significantly greater time commitment required of the Chairman. The Chairman’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

The independent Board members are paid an annual retainer of $95,000. Committee and sub-committee chairs each receive an additional annual retainer of $5,000. In addition, independent Board members are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are not paid for special meetings conducted by telephone. The Board’s Chairman will receive total annual cash compensation of $400,000. The fees payable to the Chairman as well as the other fees described above that are payable to the other independent directors are the aggregate director/trustee fees paid by all of the funds (other than any fund of funds) in the RiverSource Family of Funds, including the Corporation. These fees are accrued monthly based upon the relative net assets of these funds.

The independent Board members may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the “Deferred Plan”). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more RiverSource Family of Funds, and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on the Corporation’s assets and liabilities.

The New Board Members became Directors of the Corporation and substantially all of the Seligman-branded funds effective November 7, 2008 at the completion of RiverSource Investments’ Acquisition of Seligman. For the year ended December 31, 2008, any compensation received by the New Board Members from the Corporation (and other Seligman-branded funds) would relate to the period of November 7, 2008 through December 31, 2008. Only Messrs. Maher and Richie were Directors of the Corporation (and other Seligman-branded funds) during the entire year ended December 31, 2008. Messrs. Maher and Richie became directors of the other funds in the RiverSource Family of Funds on December 10, 2008 and November 12, 2008, respectively. Based on the foregoing, total Directors’ fees paid by the Corporation to the current independent Directors for the year ended December 31, 2008 were as follows (this amount does not reflect fees paid to former directors who resigned in the fourth quarter of 2008):

Number of Independent Directors	Capacity in which Remuneration was Received	Aggregate Direct Remuneration
11	Directors and Members of Committees and Sub-Committees	$41,148

In addition, the attendance, retainer, committee and/or sub-committee fees paid to a Director from the Corporation and from all funds in the RiverSource Family of Funds (in their capacity as director/trustee of such funds) during the year ended December 31, 2008 was as follows:

Name	Aggregate Compensation From Corporation	Pension or Retirement Benefits Accrued as Part of Corporation Expenses	Total Compensation From Corporation and RiverSource Family of Funds*
Kathleen A. Blatz	$574	–0–	$177,500
Arne H. Carlson	574	–0–	180,000
Pamela G. Carlton	527	–0–	165,000
Patricia M. Flynn**	290	–0–	167,500
Anne P. Jones	574	–0–	177,500
Jeffrey Laikind	526	–0–	165,000
Stephen R. Lewis, Jr.**	948	–0–	400,000
John F. Maher**	17,196	–0–	89,450
Catherine James Paglia**	57	–0–	170,000
Leroy C. Richie	19,356	–0–	116,366
Alison Taunton-Rigby	526	–0–	167,500

*	For the year ended December 31, 2008, there were 163 portfolios in the RiverSource Family of Funds, including the Corporation.
**	Ms. Flynn, Mr. Lewis, Mr. Maher and Ms. Paglia elected to defer a portion of the total compensation payable during the period in the amount of $82,208, $60,000, $76,533 and $166,667, respectively (none of which was in respect of the Corporation).

No compensation is paid by the Corporation or other funds in the RiverSource Family of Funds to Directors or officers of the Corporation or other funds in the RiverSource Family of Funds, as applicable, who are employees or officers of the Manager or its affiliates.

The Corporation’s Bylaws require each Director to be elected by the affirmative vote of the holders of a majority of the votes entitled to be cast in the election of a Director.

Your Board of Directors Unanimously Recommends that the Stockholders Vote FOR the Election of Each of the Nominees to Serve as Director of the Corporation.

B. Ratification of Selection of Independent Registered Public Accounting Firm

(Proposal 2)

On March 11, 2009, the Audit Committee of the Board of Directors recommended, and the Board of Directors, including a majority of those members who are not “interested persons” of the Corporation (as defined in the 1940 Act), approved Ernst & Young LLP as the independent registered public accounting firm to serve as auditors for the Corporation for 2009. Ernst & Young LLP began service as the Corporation’s independent registered public accounting firm effective March 18, 2009. Prior to March 11, 2009, the Corporation’s independent registered public accounting firm was Deloitte & Touche LLP.

The firm of Ernst & Young LLP has extensive experience in investment company accounting and auditing. Ernst & Young LLP has served as the independent registered public accounting firm for the funds in the RiverSource Family of Funds since July 2007. In connection with the Acquisition of Seligman and the Corporation becoming part of the RiverSource Family of Funds, the Audit Committee and Board determined that it would be in the best interest of the Corporation if one independent registered public accounting firm were to perform audit and accounting services for all funds in the RiverSource Family of Funds. Ernst & Young LLP was chosen due to the fact that the firm is familiar with RiverSource Investments and with the management and operations of the funds advised by RiverSource Investments.

The reports of Deloitte & Touche LLP on the Corporation’s financial statements as of and for the fiscal years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Corporation’s fiscal years ended December 31, 2008 and 2007 and the subsequent interim period preceding the appointment of Ernst & Young LLP, (a) there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference thereto in their reports on the Corporation’s financial statements and (b) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. The Corporation has furnished a copy of the above disclosure to Deloitte & Touche LLP.

During the Corporation’s fiscal years ended December 31, 2008 and 2007 and the subsequent interim period preceding Ernst & Young LLP’s appointment, neither the Corporation nor anyone on behalf of the Corporation consulted with Ernst & Young LLP on any matter regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation’s financial statements, and neither a written report was provided to the Corporation nor oral advice was provided that Ernst & Young LLP concluded was an important factor considered by the Corporation in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) either a disagreement or a reportable event, as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K, respectively.

Neither the Corporation’s Charter nor the Corporation’s Bylaws require that the Stockholders ratify the selection of Ernst & Young LLP as the Corporation’s independent registered public accounting firm. The Board of Directors is submitting this matter to the Stockholders as a matter of good corporate practice. If the Stockholders do not ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain Ernst & Young LLP, but may retain such independent registered public accounting firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may change the selection at any time during the year if they determine that such change would be in the best interests of the Corporation. It is intended that the persons named in the accompanying form of proxy will vote FOR the ratification of the selection of Ernst & Young LLP. Representatives of Ernst & Young LLP and Deloitte & Touche LLP will not attend the Meeting.

Ernst & Young LLP, in accordance with Public Company Accounting Oversight Board Rule 3526, has confirmed to the Audit Committee that they are independent accountants with respect to the Corporation.

The Audit Committee is required to preapprove audit and non-audit services performed for the Corporation by Ernst & Young LLP. The Audit Committee also is required to preapprove certain non-audit services performed for RiverSource Investments or any entity controlling, controlled by, or under common control with the investment manager that provide services directly related to the operations and financial reporting of the Corporation. The Audit Committee has delegated preapproval authority to Ms. Anne P. Jones, the Chair of the Audit Committee. Ms. Jones will report any preapproval decisions to the Audit Committee at its next scheduled meeting. Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of Ernst & Young LLP as independent registered public accounting firm for the Corporation.

Your Board of Directors Unanimously Recommends that the Stockholders Vote FOR the Ratification of the Selection of Ernst & Young LLP as Independent Registered Public Accounting Firm for the Corporation.

C. Other Matters

The Corporation has received one proposal from a Stockholder for inclusion in this year’s proxy materials, which is set forth below. The Corporation will provide the name and address of such Stockholder and the number of shares of the Corporation’s common stock owned by him upon oral or written request.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE AGAINST THE STOCKHOLDER PROPOSAL. THE

BOARD’S REASONING IS SET FORTH FOLLOWING THE PROPOSAL

IN A STATEMENT OF OPPOSITION. STOCKHOLDERS ARE URGED

TO READ CAREFULLY THE PROPOSAL, THE SUPPORTING

STATEMENT AND THE STATEMENT OF OPPOSITION.

Stockholder Proposal

RESOLVED: That the stockholders of Tri-Continental Corporation, hereby request the Board of Directors to support and take the necessary steps to provide for cumulative voting in the election of Directors, which means each stockholder shall be entitled to as many votes as shall equal the number of shares he or she owns, multiplied by the number of Directors to be elected, and he or she may cast all of such votes for a single candidate or any two or more candidates as he or she may see fit.

Supporting Statement:

We, the stockholders, have paid total expenses of $17,704,363 in 2007 and $19,804,434 in 2006. The fund’s very disappointing investment returns during this period do not justify the payment of such enormous sums.

Comparing a $10,000 investment in Tri-Continental for the 10 year period ending September 30, 2008 with the Standard & Poor’s 500 Index as of that date, the value returned to the investor would be (assuming reinvestment of dividends and distributions):

• Standard & Poor’s 500 Index:	$13,519
• Tri-Continental (at Net Asset Value)	$10,218

The return to Tri-Continental shareholders for the one-year period ending October 13, 2008, assuming reinvestment of dividends and distributions, was –45.4% (at Net Asset Value) versus a total return of –34.4% for the Standard & Poor’s 500 Index.

Using Tri-Continental’s assets to spend heavily in support of the election of management’s slate of Directors, in the past, has proven extremely difficult for a truly independent Director to be elected to the Board of Directors. This proposal would possibly change this situation. We need Directors whose primary concern is stockholder interests and the improvement of the fund’s investment returns.

The new Board of Directors should, in my opinion, institute cumulative voting to give the shareholders more influence over the Board if they do not perform.

This proposal, once again, can put the Directors on notice that they should put management’s feet to the fire if it does not perform. It might also allow truly independent Directors to be elected.

I URGE ALL STOCKHOLDERS TO VOTE YES IN FAVOR OF THIS CUMULATIVE VOTING PROPOSAL.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST THIS STOCKHOLDER PROPOSAL FOR THE REASONS SET FORTH BELOW.

For the reasons set forth below, your Board of Directors believes that the adoption of this proposal would not be in the best interests of the Corporation or its Stockholders.

The Stockholders considered and rejected a similar proposal regarding adoption of cumulative voting at the 1996, 2004 and 2006 annual meetings. Your Board of Directors believes that the reasons for rejecting the proposal in 1996, 2004 and 2006 remain valid today.

The present system of voting for directors provides that each director will be elected by a majority of the Stockholders. Your Board of Directors believes that this system provides the best assurance that the decisions of the directors will be in the interests of all Stockholders, and that no director will owe any allegiance toward a particular group of minority Stockholders.

Cumulative voting makes it possible for a special interest group to elect one or more directors whose loyalty might be directed more to the narrow interests of that particular group of Stockholders rather than to the interests of all Stockholders. It introduces the possibility of partisanship among your Corporation’s Board of Directors and could impair the Board’s ability to work effectively and act in a truly independent manner on behalf of all Stockholders of the Corporation. The present voting system, long utilized by the Corporation and by many leading corporations, prevents the “stacking” of votes behind a single nominee for director and thereby promotes the election of each director on the basis of representing the interests of the Corporation and the Stockholders as a whole.

The Proponent asserts that it is “extremely difficult for a truly independent” director to be elected to the Corporation’s Board of Directors. However, for many years your Corporation’s Board of Directors has been comprised of at least 75% of Directors who are both independent of the Manager and not “interested persons”, as defined in the Investment Company Act of 1940, of the Corporation. This generally means that those Directors do not have certain restricted relationships with the Corporation or the Manager. Currently, eleven of the twelve Directors on the Board (equal to 91.7%

of the Board’s members) are independent Directors (i.e., not “interested persons”). None of the independent Directors is employed by, or has ever been employed by, the Manager or provided any services to the Manager. In addition, the independent Directors do not own shares of, or have any interest in, the Manager. Each of the Corporation’s Directors takes his or her fiduciary and other duties very seriously, each is a Stockholder of the Corporation and each devotes considerable time and attention to those duties. In addition, the Chairman of the Board of Directors is also an independent Director, determines the agenda for Board meetings and is answerable solely to the stockholders of the Corporation, its independent Directors and applicable regulators.

The Proponent cites certain performance and expense information in his supporting statement. Your Directors recognize that the Corporation’s investment results were disappointing over recent periods, and factors affecting the performance of your Corporation in the most recent annual period are discussed in detail in the Corporation’s 2008 annual report to Stockholders, a copy of which was mailed to Stockholders earlier this year and which is available on the Corporation’s website, www.tricontinental.com. Your Directors note that a new team of investment professionals assumed management of the Corporation’s investment portfolio in November 2008 and are optimistic about the ability of the new portfolio managers to improve the Corporation’s performance. Additionally, the Directors recognize that performance of the Corporation’s investment portfolio, with due regard to investment risk, is of utmost importance to Stockholders. Consequently, investment performance will be closely monitored.

With respect to expenses, the management fee that the Corporation pays to the Manager, pursuant to the investment management services agreement approved by Stockholders in October 2008, is lower than the fee that was paid to the Corporation’s previous investment manager, and your Corporation’s expense ratio, including the management fee, is lower than the average ratio of its competitors.

This proposal will not be adopted unless the votes cast in its favor exceed the votes cast against it. Abstentions and broker non-votes will not be counted as either for or against the proposal. If not otherwise specified, Proxies will be voted AGAINST approval of the proposal. The adoption of the proposal would not in itself result in any action, but would simply amount to a request for action by the Board. In order to implement the proposal, the Board would need to approve an amendment to the Corporation’s charter providing for cumulative voting, and the amendment would then have to be submitted to Stockholders for approval. Approval of a charter amendment to permit cumulative voting would require the affirmative vote of a majority of all outstanding shares of stock of the Corporation.

Your Directors believe that your vote AGAINST this proposal will be in the best interests of the Corporation and all its stockholders.

The Corporation knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote in accordance with their discretion on such matters.

Notice is hereby given that, under the Securities Exchange Act’s stockholder proposal rule (Rule 14a-8), any Stockholder proposal that may properly be included in the Proxy solicitation material for the next Annual Meeting must be received by the Corporation no later than December 9, 2009. Timely notice of Stockholder proposals submitted outside of the Rule 14a-8 process must be received by the Corporation no earlier than November 9, 2009 and no later than 5:00 P.M., Eastern time, December 9, 2009, to be eligible for presentation at the 2010 Annual Meeting. The Corporation’s Bylaws require that certain information must be provided by the Stockholder to the Corporation when notice of a nominee or proposal is submitted to the Corporation.

D. Expenses

The Corporation will bear the cost of soliciting Proxies. In addition to the use of the mails, Proxies may be solicited personally or via facsimile, telephone or the Internet by Directors, officers and employees of the Corporation, the Manager, RiverSource Fund Distributors, Inc. (formerly Seligman Advisors, Inc.), RiverSource Services, Inc. (formerly Seligman Services, Inc.), RSC and SDC, and the Corporation may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. The Corporation has engaged Georgeson Inc., 199 Water Street, New York, NY 10038 to assist in soliciting proxies for a fee of $10,000, plus expenses.

By order of the Board of Directors,

Scott R. Plummer

Secretary

It is important that your shares be voted promptly. All Stockholders, including those who expect to attend the Meeting, are urged to authorize their proxy as soon as possible by accessing the Internet site listed on the enclosed Proxy Card, by calling the toll-free number listed on the enclosed Proxy Card, or by mailing the enclosed Proxy Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting you will need to present proof of record ownership of Tri-Continental Corporation stock or, if your shares are held in street name, a proxy from the record holder.

APPENDIX 1

TRI-CONTINENTAL CORPORATION

(the “Fund”)

AUDIT COMMITTEE REPORT

The Audit Committee operates pursuant to a written charter that was last amended by the Fund’s Board of Directors (“Board”) on November 13, 2008. The purposes of the Audit Committee are 1) (i) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) to oversee or, assist Board oversight of, the quality and integrity of the Fund’s financial statements and the independent audits thereof; (iii) to oversee or, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) to approve the engagement of the Fund’s independent auditors and to review and evaluate the qualifications, independence and performance of the independent auditors; and (v) to act as liaison between the independent auditors and the full Board; and 2) to prepare this report. Management of the Fund is responsible for the preparation, presentation and integrity of the Fund’s financial statements, the Fund’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Fund’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors of the Fund. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent auditors to the Adviser or Manager and to any entity controlling, controlled by or under common control with the Adviser or Manager that provides ongoing services to the Fund is compatible with maintaining the auditors’ independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding independence, and has discussed with the auditors the auditors’ independence.

1-i

The members of the Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s auditors are in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee approved the inclusion of the audited financial statements of the Fund in the Fund’s annual report to Stockholders for the most recent fiscal period.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Kathleen A. Blatz

Pamela G. Carlton

Anne P. Jones

Jeffrey Laikind

John F. Maher

As approved on February 18, 2009

1-ii

Managed by RIVERSOURCE INVESTMENTS, LLC,
A WHOLLY OWNED SUBSIDIARY OF AMERIPRISE FINANCIAL, INC.

Notice of Annual Meeting of Stockholders and Proxy Statement

Time:	June 9, 2009
9:00 A.M.

Place:	Offices of Venable LLP
750 East Pratt Street, 4th Floor
Baltimore, Maryland 21202

Please authorize your proxy by telephone, by the Internet, or by mailing the enclosed Proxy Card in the enclosed return envelope which requires no postage if mailed in the United States.

YOUR VOTE IS IMPORTANT

Please complete, date, sign and mail your proxy card in the

envelope provided as soon as possible.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

PROXY	TRI-CONTINENTAL CORPORATION	COMMON
	734 Ameriprise Financial Center, Minneapolis, Minnesota 55474	STOCK

The undersigned stockholder of TRI-CONTINENTAL CORPORATION, a Maryland corporation (the “Corporation”), hereby revokes any previous proxies, acknowledges receipt of the Notice of Annual Meeting and Proxy Statement for the Annual Meeting of Stockholders (the “Meeting”) of the Corporation, to be held at 9:00 A.M., local time, on June 9, 2009, at the offices of Venable LLP, 750 East Pratt Street, 4th Floor, Baltimore, Maryland 21202, and appoints STEPHEN R. LEWIS, JR., SCOTT R. PLUMMER and PAUL B. GOUCHER (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting (and any adjournments or postponements thereof) and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting (and any adjournments or postponements thereof) and otherwise represent the undersigned at the Meeting (and any adjournments or postponements thereof) with all the powers possessed by the undersigned if personally present at the Meeting (and any adjournments or postponements thereof).

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the nominees of the Board of Directors (Proposal 1), FOR the ratification of the selection of Ernst & Young LLP as independent registered public accounting firm for the Corporation (Proposal 2) and AGAINST the stockholder proposal (Proposal 3). The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including, but not limited to, proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more matters, including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

(Continued and to be signed on the reverse side)

THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES

TO CAST YOUR VOTES

TELEPHONE	INTERNET	MAIL

This method is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-877-816-0833, 24 hours a day, 7 days a week. You will be asked to enter ONLY the CONTROL NUMBER shown below. Have your instruction card ready, then follow the prerecorded instructions. Your instructions will be confirmed and votes cast as you direct. This method is available until 11:59 pm, Eastern Daylight Time on June 8, 2009.

This method may also be available by telephone through the Corporation’s proxy solicitor.

	Visit the Internet website at http://proxy.georgeson.com. Enter the COMPANY NUMBER and CONTROL NUMBER shown below and follow the instructions on your screen. You will incur only your usual Internet charges. This method is available until 11:59 pm, Eastern Daylight Time on June 8, 2009.	Simply complete, sign and date your proxy card and return it in the postage-paid envelope. If you are using telephone or the Internet, please do not mail your proxy card.

COMPANY NUMBER	CONTROL NUMBER

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you vote FOR all nominees (Proposal 1), FOR the ratification of the selection of Ernst & Young LLP as independent registered public accounting firm for the Corporation (Proposal 2) and AGAINST the stockholder proposal (Proposal 3), each as more fully described in the accompanying Proxy Statement.

Your Board Recommends
1. To elect four Directors, each to hold office until the 2012 Annual Meeting of Stockholders and until their successors are elected and qualify.	FOR	WITHHOLD

	all nominees	all nominees
NOMINEES: Kathleen A. Blatz, Pamela G. Carlton, Alison Taunton-Rigby and William F. Truscott	☐	☐

Instruction: To withhold authority to vote for one or more individual nominees, write the name(s) of such person(s) below:

Your Board Recommends
2. To ratify the selection of Ernst & Young LLP as the Corporation’s independent registered public accounting firm.	FOR ☐	AGAINST ☐	ABSTAIN ☐
Your Board Recommends
3. Stockholder proposal regarding cumulative voting for directors.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more matters (including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received), in the discretion of the Proxy holder.

PLEASE SIGN AND RETURN IMMEDIATELY

Please sign exactly as your name(s) appear(s) on this Proxy, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

DATED:             , 2009

Signature

Additional Signature (if held jointly)

YOUR VOTE IS IMPORTANT

Please complete, date, sign and mail your proxy card in the

envelope provided as soon as possible.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

PROXY	TRI-CONTINENTAL CORPORATION	PREFERRED
	734 Ameriprise Financial Center, Minneapolis, Minnesota 55474	STOCK

The undersigned stockholder of TRI-CONTINENTAL CORPORATION, a Maryland corporation (the “Corporation”) hereby revokes any previous proxies, acknowledges receipt of the Notice of Annual Meeting and Proxy Statement for the Annual Meeting of Stockholders (the “Meeting”) of the Corporation, to be held at 9:00 A.M., local time, on June 9, 2009, at the offices of Venable LLP, 750 East Pratt Street, 4th Floor, Baltimore, Maryland 21202, and appoints STEPHEN R. LEWIS, JR., SCOTT R. PLUMMER and PAUL B. GOUCHER (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting (and any adjournments or postponements thereof), and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting (and any adjournments or postponements thereof) and otherwise represent the undersigned at the Meeting (and any adjournments or postponements thereof) with all the powers possessed by the undersigned if personally present at the Meeting (and any adjournments or postponements thereof).

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the nominees of the Board of Directors (Proposal 1), FOR the ratification of the selection of Ernst & Young LLP as independent registered public accounting firm for the Corporation (Proposal 2) and AGAINST the stockholder proposal (Proposal 3). The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including, but not limited to, proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more matters, including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

(Continued and to be signed on the reverse side)

THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES

TO CAST YOUR VOTES

TELEPHONE	INTERNET	MAIL

This method is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-877-816-0833, 24 hours a day, 7 days a week. You will be asked to enter ONLY the CONTROL NUMBER shown below. Have your instruction card ready, then follow the prerecorded instructions. Your instructions will be confirmed and votes cast as you direct. This method is available until 11:59 pm, Eastern Daylight Time on June 8, 2009.

This method may also be available by telephone through the Corporation’s proxy solicitor.

	Visit the Internet website at http://proxy.georgeson.com. Enter the COMPANY NUMBER and CONTROL NUMBER shown below and follow the instructions on your screen. You will incur only your usual Internet charges. This method is available until 11:59 pm, Eastern Daylight Time on June 8, 2009.	Simply complete, sign and date your proxy card and return it in the postage-paid envelope. If you are using telephone or the Internet, please do not mail your proxy card.

COMPANY NUMBER	CONTROL NUMBER

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you vote FOR all nominees (Proposal 1), FOR the ratification of the selection of Ernst & Young LLP as independent registered public accounting firm for the Corporation (Proposal 2) and AGAINST the stockholder proposal (Proposal 3), each as more fully described in the accompanying Proxy Statement.

Your Board Recommends
1. To elect four Directors, each to hold office until the 2012 Annual Meeting of Stockholders and until their successors are elected and qualify.	FOR	WITHHOLD

	all nominees	all nominees
NOMINEES: Kathleen A. Blatz, Pamela G. Carlton, Alison Taunton- Rigby and William F. Truscott	☐	☐

Instruction: To withhold authority to vote for one or more individual nominees, write the name(s) of such person(s) below:

Your Board Recommends
2. To ratify the selection of Ernst & Young LLP as the Corporation’s independent registered public accounting firm.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Your Board Recommends
3. Stockholder proposal regarding cumulative voting for directors.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more matters (including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received), in the discretion of the Proxy holder.

PLEASE SIGN AND RETURN IMMEDIATELY

Please sign exactly as your name(s) appear(s) on this Proxy and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

DATED:                                         , 2009

Signature

Additional Signature (if held jointly)